Tri-Continental Corporation

To the Stockholders:


     During the three months ended September 30, 2002, the stock market experienced its worst quarter since 1987. In this difficult environment, Tri-Continental Corporation suffered along with the overall market, returning -16.53% based on net asset value and -17.92% based on market price. During the same time period, the Standard & Poor's 500 Composite Stock Index (S&P 500) returned -17.28%, and the Lipper Closed-End Growth & Income Funds Average returned -15.96%.

     In the third quarter, investors were rattled by indications that this year's economic recovery was losing steam. In addition, investors, already shaken by disclosures of corporate malfeasance and improper financial accounting, were facing signs that the manufacturing sector was again contracting and that consumer spending might be faltering. Additionally, higher oil prices and geopolitical uncertainty further dampened investors' spirits in what proved to be a dismal quarter. On the positive side, third-quarter corporate earnings generally improved on a year-over-year basis.

     The Federal Reserve Board chose not to lower interest rates in the third quarter, but on November 6 it reduced the federal funds rate to 1.25%, a cut of 50 basis points. The Fed hopes to stimulate growth by further lowering borrowing costs. The rate cut could also provide a psychological boost to investors and consumers. Consumer confidence has fallen to its lowest level in nine years, due in part to the weak labor market and concerns over a possible war with Iraq. Consumer sentiment is something the Fed will be watching closely, particularly in advance of the holiday shopping season, since continued consumer spending is crucial to the recovery.

     Despite a discouraging third quarter, the economy is, in fact, expanding, and we believe the recovery will continue, albeit at a slow pace. If economic weakness persists, Congress, with midterm elections now behind them, could realistically consider a fiscal stimulus.

     The stock market has rallied in recent weeks on encouraging earnings news from some companies, and we hope this is a trend that will continue. In our view, investors' expectations for the economy and for corporate earnings have become more realistic, and thus the stock market should begin to operate based less on emotion and more on fundamentals.

     Given this year's highly negative investment environment, Tri-Continental will not have a December capital gain payout. Capital gains are realized by selling stock at a profit, something that is difficult to achieve in a down market. We realize this is a disappointment to many Stockholders, but we are hopeful that the stock market has bottomed out, and that it will begin to recover from this year's declines.

     We thank you for your continued support of Tri-Continental Corporation and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Managers, as well as the Corporation's performance history and portfolio of investments, follows this letter.

By order of the Board of Directors,


/s/ William C. Morris

William C. Morris
Chairman

                                    /s/  Brian T. Zino
                                    Brian T. Zino
                                    President

November 6, 2002

Tri-Continental Corporation

INTERVIEW WITH YOUR PORTFOLIO MANAGERS, BEN-AMI GRADWOHL AND DAVID GUY

How did Tri-Continental Corporation perform during the third quarter of 2002?

     For the three months ended September 30, 2002, Tri-Continental posted a total return of -16.53% based on net asset value and -17.92% based on market price, compared to a -17.28% return for the Standard and Poor's 500 Composite Stock Index (S&P 500) and a -15.96% return for the Lipper Closed-End Growth & Income Funds Average.

What economic and market factors affected Tri-Continental's results during this time?

     The third quarter was extraordinarily negative for the stock market, which was dragged down by signs of a weakening economic recovery, continued corporate accounting worries, and heightened geopolitical uncertainty. Despite the fact that interest rates are at a 40-year low, the hoped-for recovery in corporate profits and capital spending has not materialized, and this also negatively impacted investor sentiment toward equities. Investor fears of a double-dip recession were fueled by a drop in manufacturing activity (after seven straight months of growth), as well as by evidence that both consumer confidence and spending had trended downward. While GDP growth in the second quarter was revised up to a 1.3% annualized rate, and third-quarter growth came in at 3.1%, it is clear that the economy's growth rate is slower now compared to its initial growth spurt in the first quarter of 2002. A major reason the economy is sluggish is that companies are being extremely cautious in their spending. Normally, corporate spending on everything from information technology to equipment is a major engine of economic growth, but with profits weak, even low interest rates have not convinced many companies to make major financial commitments while they remain unsure about demand for their products. Throughout the recession and recovery, the economy has been largely propped up by the consumer. Record-low interest rates have created a boom in mortgage refinancings, which has put more money into consumers' hands, and consumers have responded both by making purchases and by paying down debt. However, this bright spot was overshadowed in the third quarter by the negative economic news and by fears of a war with Iraq. The stock market was battered by this confluence of bad news and uncertainty, posting some of its steepest losses in history.

What was your investment strategy?

     Stocks from every economic sector were hit hard during the third quarter, even the defensive and value stocks that had consistently outperformed growth and technology stocks over the past two years. The decline in equity prices was driven by emotion and a lack of investor faith in both the economy and the integrity of the American corporation. Given the volatility and lack of upward momentum in the market, Tri-Continental avoided major over- or underweightings during the period. The portfolio's largest sector weightings were in capital goods, consumer staples, and banks. With most sectors of the

--------------------------------------------------------------------------------
A TEAM APPROACH

Tri-Continental Corporation is managed by the Seligman Disciplined Investment Group, headed by Ben-Ami Gradwohl and David Guy. They are assisted by a group of seasoned professionals who are responsible for research and trading consistent with Tri-Continental's investment objective. Group members include Bettina Abrams, Jackson Chow, David Levy (trader), Michael McGarry, Hendra Soetjahja, Jonathan Roth (trader), Brian Turner, and Nancy Wu.
--------------------------------------------------------------------------------
                                                           (CONTINUED ON PAGE 4)

Tri-Continental Corporation

--------------------------------------------------------------------------------
   Investment Results Per Common Share (unaudited)

   Total Returns

   FOR PERIODS ENDED SEPTEMBER 30, 2002

                                                                                      Average Annual
                                                                     ------------------------------------------------
                                            Three           Nine            One            Five              10
                                           Months*         Months*         Year            Years            Years
                                           -------         -------         ----            -----            -----

           Market Price**                  (17.92)%        (28.98)%       (23.21)%         (3.18)%          5.09%

           Net Asset Value**               (16.53)         (28.99)        (21.45)          (4.18)           5.96

           Lipper Closed-End
             Growth &Income
             Funds Average***              (15.96)         (25.92)        (17.42)          (2.05)           6.46

           S&P 500***                      (17.28)         (28.16)        (20.49)          (1.63)           9.00


   Price per share

                                     September 30, 2002     June 30, 2002      March 31, 2002     December 31, 2001
                                     ------------------     -------------      --------------     -----------------
           Market Price                    $13.16              $16.10             $19.35               $18.75

           Net Asset Value                  15.22               18.31              21.67                21.69


   DIVIDEND AND CAPITAL GAIN INFORMATION
   FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002

                                                                      Capital Loss
                                                             -------------------------------
                                       Dividend Paid+          Realized         Unrealized
                                       --------------          --------         ----------
                                            $0.20              $(3.14)           $(3.21)++

     ---------------------------------------------------------------------
   The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance quoted above.

     * Returns for periods of less than one year are not annualized.

     ** These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are taken in additional shares.

    *** The Lipper Closed-End Growth & Income Funds Average and the S&P 500 are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Closed-End Growth & Income Funds Average excludes the effect of any costs associated with the purchase of shares, and the S&P 500 excludes the effect of fees and sales charges. The Lipper Closed-End Growth & Income Funds Average measures the performance of closed-end mutual funds with objectives similar to the Corporation. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalizations. Investors cannot invest directly in an index or an average.

      + Preferred Stockholders were paid dividends totaling $1.875 per share.

     ++ Represents the per share amount of net unrealized depreciation of portfolio securities as of September 30, 2002.
--------------------------------------------------------------------------------

Tri-Continental Corporation
economy weak, we did not expect major pockets of growth, except perhaps in the defense industry. The portfolio did seek out stocks with predictable earnings, low volatility, and dividend yield. Because of the ongoing war on terrorism and the possibility of war in Iraq, Tri-Continental's portfolio had a slight overweighting in defense stocks and defense-related technology stocks.

What sectors of the portfolio contributed most positively to Tri-Continental's performance?

     Tri-Continental's performance was helped by its underweighting in information technology. Performance was also helped by the fact that Tri-Continental's utilities holdings were of higher quality than those in the index; we avoided unregulated utilities, including merchant power providers, and instead favored regulated utilities, which performed better on a relative basis. The portfolio's industrial holdings also contributed positively to performance, since they tend to be less economically sensitive.

What sectors of the portfolio detracted from performance?

     Few economic sectors were left unscathed during the third quarter, and stocks declined almost across the board. Tri-Continental's performance was hurt by its underweighting in the health care sector, one of the few areas to perform well during the third quarter. Consumer discretionary stocks were poor performers that detracted from the portfolio's performance.

What is your outlook?

     We expect a period of slow economic recovery, and this is how Tri-Continental's portfolio is positioned. We do not currently anticipate a double-dip recession. We think increased spending by the federal government will help support growth. Also, mortgage refinancings remain popular, and for this reason consumers should continue to spend. However, we will monitor the recent sharp decline in consumer confidence, given the important role consumer spending plays in the economy. We think corporations will begin to make capital expenditures again, if only to maintain existing infrastructure. However, companies will be slower to invest in new equipment and technology until their profits improve and the economic outlook appears more certain. On the bright side, many companies have taken advantage of low interest rates to relieve their debt burden. Over the short term, we expect the stock market will remain volatile until clear and consistent signs of an economic recovery are more discernible, and until the geopolitical situation in the Middle East stabilizes. Nevertheless, the stock market should react well to signs of a strengthening economy and improving corporate earnings.

Tri-Continental Corporation

Largest Portfolio Changes (unaudited)
July 1 to September 30, 2002

Largest Purchases                           Largest Sales
Fifth Third Bancorp*                        Immunex Corporation**
UnitedHealth Group Incorporated*            Biomet, Inc.**
Philip Morris Companies, Inc.               St. Jude Medical, Inc.**
Amgen Inc.*                                 Baxter International Inc.**
Gillette Company (The)                      J.P. Morgan Chase & Co.
Lockheed Martin Corporation                 Knight Ridder Inc.
Royal Dutch Petroleum Company "NY shares"*  Novellus Systems, Inc.**
Mohawk Industries, Inc.*                    Analog Devices, Inc.**
Exxon Mobil Corporation                     Clear Channel Communications, Inc.**
Pulte Homes, Inc.*                          Bank of New York Company, Inc.**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

----------
 * Position added during the period.
** Position eliminated during the period.

10 Largest Equity Holdings (unaudited)
September 30, 2002

-------------------------------------------------------------
 Security                                          Value
 --------                                       -----------
 Bank of America Corporation                    $88,485,496
 General Electric Company                        71,399,711
 3M Company                                      71,040,620
 Wal-Mart Stores, Inc.                           62,874,556
 Philip Morris Companies, Inc.                   58,210,864
 Pfizer Inc.                                     54,186,086
 Lockheed Martin Corporation                     53,050,288
 Fifth Third Bancorp                             50,794,030
 Microsoft Corporation                           50,613,096
 Exxon Mobil Corporation                         50,232,930
-------------------------------------------------------------

Tri-Continental Corporation
Portfolio of Investments (unaudited)                          September 30, 2002

                                                   Shares             Value
COMMON STOCKS - 97.6%                             ---------       --------------
AUTOMOBILES AND COMPONENTS - 1.0%
DaimlerChrysler AG (GERMANY)                        200,000       $    6,702,000
General Motors Corporation                          310,900           12,094,010
                                                                  --------------
                                                                  $   18,796,010
                                                                  --------------
BANKS - 10.8%
Bank of America Corporation                       1,386,920       $   88,485,496
Comerica, Inc.                                      376,500           18,154,830
Fifth Third Bancorp                                 829,900           50,794,030
GreenPoint Financial Corp.                          160,000            6,678,400
KeyCorp                                             716,200           17,883,514
National City Corporation                           681,400           19,440,342
Wachovia Corporation                                310,663           10,155,573
                                                                  --------------
                                                                  $  211,592,185
                                                                  --------------
CAPITAL GOODS -  15.9%
3M Company                                          646,000       $   71,040,620
Deere & Company                                     278,600           12,662,370
Emerson Electric Co.                                536,500           23,573,810
General Electric Company                          2,896,540           71,399,711
Lockheed Martin Corporation                         820,323           53,050,288
Parker Hannifin Corporation                         395,400           15,108,234
Raytheon Company                                  1,594,400           46,715,920
Textron, Inc.                                       549,000           18,720,900
                                                                  --------------
                                                                  $  312,271,853
                                                                  --------------
CHEMICALS - 2.0%
Air Products and Chemicals, Inc.                    960,400       $   40,346,404
                                                                  --------------
COMMUNICATIONS EQUIPMENT - 0.6%
Cisco Systems, Inc.*                              1,075,500       $   11,276,618
                                                                  --------------
COMPUTERS AND PERIPHERALS - 1.9%
Dell Computer Corporation*                          895,500       $   21,048,728
International Business Machines Corporation         271,500           15,852,885
                                                                  --------------
                                                                  $   36,901,613
                                                                  --------------
CONSUMER DURABLES AND APPAREL - 2.3%
Mohawk Industries, Inc.*                            286,000       $   14,199,900
Pulte Homes, Inc.                                   272,800           11,629,464
Whirlpool Corporation                               415,300           19,045,658
                                                                  --------------
                                                                  $   44,875,022
                                                                  --------------
CONSUMER STAPLES - 12.5%
ConAgra Foods, Inc.                                 780,100       $   19,385,485
General Mills, Inc.                                 345,600           15,351,552
Gillette Company (The)                            1,404,466           41,572,194
Kraft Foods Inc. Class "A"*                       1,240,000           45,210,400
Philip Morris Companies, Inc.                     1,500,280           58,210,864
Procter & Gamble Company (The)                      508,586           45,457,417
Walgreen Co.                                        651,738           20,047,461
                                                                  --------------
                                                                  $  245,235,373
                                                                  --------------
DIVERSIFIED FINANCIALS - 4.4%
American Express Company                          1,136,630       $   35,440,123
Citigroup Inc.                                      864,700           25,638,355
J.P. Morgan Chase & Co.                           1,359,830           25,823,172
                                                                  --------------
                                                                  $   86,901,650
                                                                  --------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS - 0.6%
Waters Corporation*                                 473,300       $   11,477,525
                                                                  --------------
ENERGY - 8.3%
Amerada Hess Corporation                            354,700       $   24,077,036
ConocoPhillips                                      478,503           22,125,979
Exxon Mobil Corporation                           1,574,700           50,232,930
Marathon Oil Corporation                            681,700           15,460,956
Rowan Companies, Inc.                               778,800           14,516,832
Royal Dutch Petroleum Company "NY shares"
   (NETHERLANDS)                                    618,900           24,861,213
Tidewater Inc.                                      421,100           11,365,489
                                                                  --------------
                                                                  $  162,640,435
                                                                  --------------
HEALTH CARE EQUIPMENT AND SERVICES - 3.0%
Boston Scientific Corporation*                      343,600       $   48,860,644
UnitedHealth Group Incorporated                     560,200           10,844,016
                                                                  --------------
                                                                  $   59,704,660
                                                                  --------------
HOTELS, RESTAURANTS AND LEISURE - 1.0%
Starwood Hotels & Resorts Worldwide, Inc.           878,100       $   19,581,630
----------                                                        --------------
See footnotes on page 7.

Tri-Continental Corporation
Portfolio of Investments (unaudited) (continued)              September 30, 2002

                                                   Shares             Value
                                                  ---------       --------------
INSURANCE - 3.6%
ACE Limited (BERMUDA)                             1,072,600       $   31,759,686
Marsh & McLennan Companies, Inc.                    343,610           14,307,920
PMI Group, Inc. (The)                               400,100           10,886,721
XL Capital Ltd. Class "A" (BERMUDA)                 197,500           14,516,250
                                                                  --------------
                                                                  $   71,470,577
                                                                  --------------
MEDIA - 1.6%
Knight Ridder, Inc.                                 155,700       $    8,783,037
Viacom Inc. Class "B"*                              550,900           22,338,995
                                                                  --------------
                                                                  $   31,122,032
                                                                  --------------
PAPER AND FOREST PRODUCTS - 3.1%
Boise Cascade Corporation                           352,100       $    8,027,880
Bowater Incorporated                                646,700           22,828,510
Weyerhaeuser Company                                682,950           29,892,721
                                                                  --------------
                                                                  $   60,749,111
                                                                  --------------
PHARMACEUTICALS AND BIOTECHNOLOGY - 6.9%
Amgen Inc.*                                         490,028       $   20,431,717
Johnson & Johnson                                   774,643           41,892,693
Pfizer Inc.                                       1,867,198           54,186,086
Pharmacia Corporation                               503,500           19,576,080
                                                                  --------------
                                                                  $  136,086,576
                                                                  --------------
REAL ESTATE - 1.6%
Equity Office Properties Trust                      292,520       $    7,552,866
Equity Residential                                  313,130            7,496,332
ProLogis                                            336,960            8,393,674
Simon Property Group, Inc.                          249,650            8,919,995
                                                                  --------------
                                                                  $   32,362,867
                                                                  --------------
RETAILING - 5.1%
American Eagle Outfitters, Inc.*                    537,400       $    6,451,487
May Department Stores Company                     1,400,800           31,896,216
Wal-Mart Stores, Inc.                             1,276,900           62,874,556
                                                                  --------------
                                                                  $  101,222,259
                                                                  --------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS - 1.7%
Applied Materials, Inc.*                            988,400       $   11,420,962
Intel Corporation                                 1,652,500           22,928,438
                                                                  --------------
                                                                  $   34,349,400
                                                                  --------------

                                                   Shares or
                                                Principal Amount      Value
                                                ----------------  --------------
SOFTWARE AND SERVICES - 2.6%
Microsoft Corporation*                            1,157,003 shs.  $   50,613,096
                                                                  --------------
TELECOMMUNICATION SERVICES - 2.4%
SBC Communications Inc.                           1,532,100       $   30,795,210
Verizon Communications Inc.                         580,400           15,926,176
                                                                  --------------
                                                                  $   46,721,386
                                                                  --------------
UTILITIES - 4.7%
Dominion Resources, Inc.                            501,900       $   25,461,387
Exelon Corporation                                  370,700           17,608,250
FPL Group, Inc.                                     165,800            8,920,040
Southern Company (The)                              701,600           20,192,048
TXU Corp.                                           475,400           19,828,934
                                                                  --------------
                                                                  $   92,010,659
                                                                  --------------
TOTAL COMMON STOCKS
  (Cost $2,323,993,756)                                           $1,918,308,941
                                                                  --------------
TRI-CONTINENTAL FINANCIAL DIVISION+ 0.3%
  (Cost $7,848,696)                                               $    6,511,412
                                                                  --------------
SHORT-TERM HOLDING 1.1%
  (Cost $22,000,000)                           $ 22,000,000       $   22,000,000
                                                                  --------------
TOTAL INVESTMENTS - 99.0%
  (Cost $2,353,842,452)                                           $1,946,820,353
                                                                  --------------
OTHER ASSETS LESS LIABILITIES - 1.0%                                  19,489,064
                                                                  --------------
NET ASSETS - 100.0%                                               $1,966,309,417
                                                                  ==============

----------
* Non-income producing security.

+ Restricted security.

Note: Investments in common stocks, limited partnership interests, and short-term holdings maturing in more than 60 days are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and ask prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

Tri-Continental Corporation

Stockholder Services

     Tri-Continental provides a number of services to make maintaining an investment in its Common Stock more convenient.

Automatic Dividend Investment and Cash Purchase Plan. Stockholders may automatically purchase additional shares with dividends and capital gains. There isno charge for this service. Stockholders may alsopurchase additional shares directly from the Corporation. There is a service fee of a maximum of $2.00 for each cash purchase transaction.

Automatic Cash Withdrawal Plan. Stockholders who hold common shares with a market value of $5,000 or more may elect to receive a fixed amount from their investment at regular intervals by selling their shares to the Corporation.

Traditional Individual Retirement Account (IRA). Stockholders who have earned income and are under age 701/2 may contribute up to $3,000 per year to a Traditional IRA for 2002. A working or non-working spouse may also contribute up to $3,000 to a separate Traditional IRA for 2002. Individuals who reach age 50 prior to the end of a taxable year may make additional "catch-up contributions" to a Traditional IRA of up to $500 (increasing to $1,000 for years beginning after 2005). Contributions to a Traditional IRAmay be deductible or non-deductible. If you are single and NOT covered by an employer's retirement plan, your contribution will always be deductible. For individuals who are covered by a plan, contributions will be deductible if your modified adjusted gross income (MAGI) in 2002 is less than $34,000. For spouses who are both covered by a plan, contributions will be fully deductible if your MAGI is less than $54,000. If one spouse does not work or is not covered by a retirement plan, that spouse's contribution will be fully deductible provided your household MAGI does not exceed $150,000. If your contribution is not deductible, you may still take advantage of the tax-deferred accumulation of earnings in your Traditional IRA.

Rollover IRA. You may be eligible to roll over a distribution of assets received from another IRA, a qualified employee benefit plan, or tax-deferred annuity into a Rollover IRA with Tri-Continental. To avoid a tax penalty, the transfer to a Rollover IRA must occur within 60 days of receipt of the qualifying distribution. If you do not make a direct transfer of a distribution from a qualified employee benefit plan or a tax-deferred annuity to a Rollover IRA, the payor of the distribution must withhold 20% of the distribution.

Roth IRA. You (and a working or non-working spouse) may each make an after-tax contribution of up to $3,000 per year to a Roth IRAprovided you have earned income and meet the eligibility requirements. Your MAGI must be less than $95,000 (individuals) or $150,000 (married couples) to be eligible to make a full contribution to a Roth IRA. You are eligible to make a partial Roth IRAcontribution if your MAGI is below $110,000 (individuals) or $160,000 (married couples). Total combined contributions to a Roth IRA and a Traditional IRA cannot exceed $3,000 in any year. Individuals who reach age 50 prior to the end of a taxable year may make additional "catch-up contributions" to a Roth IRA of up to $500 (increasing to $1,000 for years beginning after 2005). Earnings grow tax-free and will be distributed to you tax-free and penalty-free provided that you hold your account for at least five years and you take the distribution either after age 591/2, for disability, upon death, or to make a first-time home purchase (up to $10,000). Unlike a Traditional IRA, you may contribute to a Roth IRA even if you are over age 701/2 (if you have earned income), and you are not required to take minimum distributions at age 701/2. You may convert an existing Traditional IRAto a Roth IRAto take advantage of tax-free distributions. You must pay taxes on any earnings and deductible contributions in your Traditional IRAwhen converting it to a Roth IRA. Talk to your financial advisor for more details on converting your Traditional IRA.

Tri-Continental Corporation

Retirement Planning -- Qualified Plans. Unincorporated businesses and the self-employed may take advantage of the same benefits in their retirement plans that are available to corporations. Contribution levels can go as high as 100% of earned income (reduced by plan contributions), to a maximum of $40,000 per participant. For retirement plan purposes, no more than $200,000 may be taken into account as earned income under the plan in 2002 and future years (subject to adjustments to reflect cost of living increases). Social Security integration and employee vesting schedules are also available as options in the Tri-Continental prototype retirement plans. Although you already may be participating in an employer's retirement plan, you may be eligible to establish another plan based upon income from other sources, such as director's fees.

Retirement Plan Services provides information about our prototype retirement plans. The toll-free telephone number is (800) 445-1777 in the US and (212) 682-7600 outside the US.

Gifts Free of Federal Tax are often made using Tri-Continental Common Stock. You may give as much as $11,000 a year to as many individuals as desired free of federal gift tax, and a married couple may give up to $22,000 a year.

Stock Repurchase Program. On November 15, 2001, the Board of Directors authorized the renewal of Tri-Continental's ongoing share repurchase program. The program authorizes the Corporation to repurchase up to 7.5% of the Corporation's shares over a 12-month period, provided that the discount of a share's market price to its net asset value ("NAV") remains wider than 10%. The Board's decision benefits all stockholders, allowing them to continue to enjoy the advantages of Tri-Continental's closed-end structure, while increasing the NAV of the Corporation's outstanding shares.

     Between November 15, 2001 and September 30, 2002, 8.1 million shares were repurchased. This is approximately 6.3% of the shares outstanding at the beginning of the period. The repurchase of additional shares is expected to continue between October and November 2002, as long as the discount remains above 10%.

Tri-Continental Corporation

For information about your Corporation, write to Corporate Communications, J.&W. Seligman & Co. Incorporated, 100 ParkAvenue, New York, NY10017, or visit our website at www.tricontinental.com. If you want information about your investment account, write to Stockholder Services,Seligman Data Corp., at the same address. You may also call Stockholder Services at the telephone number listed below.

--------------------------------------------------------------------------------

IMPORTANT TELEPHONE NUMBERS

Stockholder                  Retirement Plan            24-Hour Automated
Services                     Services                   Telephone Access Service
(800) TRI-1092               (800) 445-1777             (800) 622-4597
(8:30 a.m. to                (8:30 a.m. to
 6:00 p.m. Eastern Time)      6:00 p.m. Eastern Time)

               212-682-7600 Outside the Continental United States

--------------------------------------------------------------------------------

Tri-Continental Corporation
invests to produce
future growth of both
capital and income,
while providing reasonable
current income.



    Tri-Continental Corporation
            MANAGED BY
              [LOGO]
      J. & W. SELIGMAN & CO.
           INCORPORATED
 INVESTMENT MANAGERS AND ADVISORS
         ESTABLISHED 1864

100 PARK AVENUE, NEW YORK, NY 10017

This  report is  intended  only for
the   information  of  Stockholders
or  those  who  have  received  the
current prospectus  covering shares
of  Common Stock of Tri-Continental
Corporation,     which     contains
information  about  management fees
and other costs.


                       CETRI3c 9/02



     THIRD QUARTER REPORT 2002

          TRI-CONTINENTAL
            CORPORATION


  AN INVESTMENT YOU CAN LIVE WITH